Exhibit 99.1


                                                      Citizens Communications
                                                            3 High Ridge Park
                                                           Stamford, CT 06905
                                                                 203.614.5600
                                                                  www.czn.com

FOR IMMEDIATE RELEASE

Contact:
David Whitehouse
203-614-5708



    Citizens Communications to Release Second-Quarter Results and Host Call


STAMFORD, Conn., June 17, 2008 -- Citizens Communications Company (NYSE: CZN) plans to release second-quarter results on Tuesday, August 5, 2008 before the market opens and to host a conference call that day at 9:00 A.M. Eastern time.

The conference call will be Webcast and may be accessed (live and replay) at

http://www.investorcalendar.com/IC/CEPage.asp?ID=131107
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A telephonic  replay of the conference  call will be available from noon Eastern time, Tuesday, August 5, 2008 through midnight Tuesday, August 12, 2008, via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and Canada, at 1-719-457-0820, passcode 7748342. A webcast replay of the call will be available at the above Website until noon Eastern time, Friday, September 5, 2008.


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